Exhibit 99.1


                        Whole Living, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

      I, Douglas J. Burdick, Chief Executive Officer of Whole Living, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2003, fully complies with the requirements of
           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 13, 2003
                                   /s/ Douglas J. Burdick
                                   ____________________________________
                                   Douglas J. Burdick
                                   Chief Executive Officer